Appendix A

Transfer Agency Agreement for

JPMorgan Funds

List of Entities Covered by the Transfer Agency Agreement

J.P. Morgan Funds Administered by JPMorgan Funds Management, Inc.

As of November 14, 2017

JPMorgan Institutional Trust – Delaware Statutory Trust

JPMorgan Intermediate Bond Trust

JPMorgan Core Bond Trust

JPMorgan Equity Index Trust (liquidated on 11/1/16)

J.P. Morgan Fleming Mutual Fund Group, Inc. – Maryland Corporation

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Investment Trust – Massachusetts Business Trust

JPMorgan Growth Advantage Fund

JPMorgan Insurance Trust – Massachusetts Business Trust

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Global Allocation Portfolio

JPMorgan Insurance Trust Income Builder Portfolio

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (to be liquidated on or about 4/20/17)

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

JPMorgan Trust I – Delaware Statutory Trust

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

JPMorgan Asia Pacific Fund (liquidated on 4/29/16)

JPMorgan California Municipal Money Market Fund

JPMorgan California Tax Free Bond Fund

JPMorgan China Region Fund

JPMorgan Commodities Strategy Fund

JPMorgan Corporate Bond Fund

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan Diversified Real Return Fund

JPMorgan Dynamic Growth Fund

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Corporate Debt Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Emerging Markets Strategic Debt Fund

JPMorgan Trust I – Delaware Statutory Trust (continued)

JPMorgan Equity Focus Fund

JPMorgan Equity Low Volatility Income Fund

JPMorgan Federal Money Market Fund

JPMorgan Floating Rate Income Fund

JPMorgan Global Allocation Fund

JPMorgan Global Bond Opportunities Fund

JPMorgan Global Natural Resources Fund (liquidated on 12/16/15)

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Income Builder Fund

JPMorgan Income Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan International Discovery Fund

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Opportunities Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan International Value SMA Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid European Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid International Fund

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid Value Fund

JPMorgan Latin America Fund

JPMorgan Managed Income Fund

JPMorgan Mid Cap Equity Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Prime Money Market Fund

JPMorgan Research Equity Long/Short Fund (liquidated on 8/26/16)

JPMorgan Research Market Neutral Fund

JPMorgan Short Duration High Yield Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan SmartAllocation Equity Fund

JPMorgan SmartAllocation Income Fund

JPMorgan SmartRetirement Income Fund

JPMorgan SmartRetirement 2015 Fund

JPMorgan SmartRetirement 2020 Fund

JPMorgan SmartRetirement 2025 Fund

JPMorgan SmartRetirement 2030 Fund

JPMorgan SmartRetirement 2035 Fund

JPMorgan Trust I – Delaware Statutory Trust (continued)

JPMorgan SmartRetirement 2040 Fund

JPMorgan SmartRetirement 2045 Fund

JPMorgan SmartRetirement 2050 Fund

JPMorgan SmartRetirement 2055 Fund

JPMorgan SmartRetirement 2060 Fund

JPMorgan SmartRetirement Blend Income Fund

JPMorgan SmartRetirement Blend 2015 Fund

JPMorgan SmartRetirement Blend 2020 Fund

JPMorgan SmartRetirement Blend 2025 Fund

JPMorgan SmartRetirement Blend 2030 Fund

JPMorgan SmartRetirement Blend 2035 Fund

JPMorgan SmartRetirement Blend 2040 Fund

JPMorgan SmartRetirement Blend 2045 Fund

JPMorgan SmartRetirement Blend 2050 Fund

JPMorgan SmartRetirement Blend 2055 Fund

JPMorgan SmartRetirement Blend 2060 Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Systematic Alpha Fund

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware High Income Fund

JPMorgan Tax Aware Income Opportunities Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Aware Real Return SMA Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Total Return Fund

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Small Company Fund

JPMorgan Unconstrained Debt Fund

JPMorgan Value Advantage Fund

Security Capital U.S. Core Real Estate Securities Fund

JPMorgan Trust II – Delaware Statutory Trust

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Growth Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Trust II – Delaware Statutory Trust (continued)

JPMorgan Limited Duration Bond Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan Market Expansion Enhanced Index Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Municipal Income Fund

JPMorgan Municipal Money Market Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan Tax Free Bond Fund

JPMorgan Treasury & Agency Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Trust III – Delaware Statutory Trust

JPMorgan Multi-Manager Alternatives Fund

JPMorgan Trust IV – Delaware Statutory Trust

JPMorgan Core Focus SMA Fund 1

JPMorgan Flexible Long/Short Fund

JPMorgan High Yield Opportunities Fund

JPMorgan Multi-Manager Long/Short Fund 1

JPMorgan Municipal SMA Fund 1

JPMorgan Ultra-Short Municipal Fund

JPMorgan Value Plus Fund

JPMorgan SmartSpending 2050 Fund

JPMorgan Institutional Tax Free Money Market Fund

Undiscovered Managers Funds – Massachusetts Business Trust

JPMorgan Realty Income Fund

Undiscovered Managers Behavioral Value Fund

[1]	BOSTON FINANCIAL is not responsible for providing any services to any Fund until a Fund has been seeded and launched.

This Appendix A supersedes and replaces any previously executed Appendix A between the parties.

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JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust III

JPMorgan Trust IV

Undiscovered Managers Funds

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

UM Investment Trust

JPMorgan Institutional Trust

JPMorgan Insurance Trust

Boston Financial Data Services, Inc.

By:	By:
Name:	Name:
Title:	Title: